UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BioAtla, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

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11085 Torreyana Road

San Diego, California 92121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE RECONVENED ON JANUARY 26, 2026

To Our Stockholders:

Notice is hereby given that the special meeting of stockholders of BioAtla, Inc., a Delaware corporation (the “Company,” “BioAtla,” “we,” “us” or “our”), originally convened on December 30, 2025, reconvened and adjourned on January 12, 2026 (the “Adjourned Special Meeting”), will be reconvened virtually on January 26, 2026, at 8:30 a.m. Pacific Time (the “Reconvened Special Meeting”), for the following purpose, as more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on December 5, 2025 (the “Proxy Statement”):

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To consider and vote upon a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) to, at the discretion of our board of directors (the “Board”), effect a reverse stock split with respect to our issued and outstanding common stock, par value $0.0001 per share (the “Common Stock”), at any time prior to June 30, 2026, at a ratio of 1-for-5 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of our Board without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”).

Stockholders will need the control number on your proxy card to attend, vote and otherwise participate at the Reconvened Special Meeting. If you are a beneficial owner who does not have a control number, you should contact your broker, bank or other nominee regarding instructions to attend the Reconvened Special Meeting.

We previously provided the Proxy Statement to our stockholders of record as of November 25, 2025, which provided detailed information about the originally convened special meeting and the proposals that all stockholders were being asked to consider. At the originally convened special meeting, our stockholders approved:

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the potential issuance of 20% or more of the aggregate number of the Common Stock issued and outstanding as of November 20, 2025 pursuant to the Pre-Paid Advance Agreements, dated November 20, 2025, by and between the Company and each of YA II PN, Ltd., a Cayman Islands exempt limited company (“Yorkville”), Anson Investments Master Fund LP and Anson East Master Fund LP, and the Standby Equity Purchase Agreement, dated November 20, 2025, by and between the Company and Yorkville, pursuant to Nasdaq Listing Rule 5635(d) (the “Stock Issuance Proposal”); and

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the adjournment or adjournments of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the Stock Issuance Proposal or the Reverse Stock Split Proposal (the “Adjournment Proposal”).

A form of certificate of amendment to our Amended and Restated Certificate of Incorporation that would implement the Reverse Stock Split Proposal, if approved, is attached as Annex A to such Proxy Statement, which can be accessed at the following web address: https://www.sec.gov/Archives/edgar/data/1826892/000153949725003176/n5452_x1-def14a.htm. The text of the amendment is also set forth below:

ARTICLE IV of our Amended and Restated Certificate of Incorporation is hereby amended by adding the following new paragraph at the end of such article:

“D. Reverse Stock Split. Effective at [ ] p.m. Pacific Time, on [ ], 2026 (the “2026 Split Effective Time”), every [ ] ([ ]) share of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the 2026 Split Effective Time shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock without effecting a change to the par value per share of common stock, subject to the treatment of fractional interests as described below (the “2026 Reverse Split”). Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. Stockholders of record who otherwise would be entitled to receive fractional shares in connection with such combination will instead be entitled to receive, in lieu of such fractional shares, an amount in cash equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock on The Nasdaq Capital Market on the date on which the 2026 Split Effective Time occurs. As of the 2026 Split Effective Time and thereafter, a certificate(s) representing shares of Common Stock prior to the 2026 Reverse Split is deemed to represent the number of post-2026 Reverse Split shares into which the pre-2026 Reverse Split shares were reclassified and combined. The 2026 Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation and all references to such Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Common Stock shall be deemed to be references to the Common Stock or options or rights to purchase or acquire shares of Common Stock, as the case may be, after giving effect to the 2026 Reverse Split.”

Such Proxy Statement and the attachment thereto are incorporated herein by reference, other than any information therein relating to (i) the quorum requirements for, (ii) the record date and date and time of, and (iii) the granting and revocation of proxies with respect to, the Reconvened Special Meeting, which are addressed by this notice. We urge you to read such Proxy Statement and attachment carefully. If you need assistance accessing the Proxy Statement, including its annex, please contact Alliance Advisors, LLC at 1-855-206-1653 between the hours of 9:00 AM -10:00 PM Eastern Time, Monday through Friday.

The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of our capital stock entitled to vote at the Reconvened Special Meeting constitutes a quorum for the transaction of business thereat and the approval of the Reverse Stock Split Proposal requires the affirmative vote of two-thirds (2/3) of the holders of the voting power of our outstanding capital stock entitled to vote thereon. At the Adjourned Special Meeting, although over 70% of the proxies received by the Company included instructions to vote “FOR” the Reverse Stock Split Proposal , we did not receive valid proxies authorizing the proxyholders to, in the aggregate, vote at least two-thirds (2/3) of the voting power of the outstanding shares of our capital stock entitled to vote thereon in favor of the Reverse Stock Split Proposal. Therefore, in accordance with the Adjournment Proposal and in accordance with our Amended and Restated Bylaws, the Adjourned Special Meeting was adjourned without any business being conducted.

Prior to the Adjourned Special Meeting, our Board authorized and issued one (1) share of Series A Junior Preferred Stock, par value $0.0001 per share (the “Super-Voting Share”), to Jay M. Short, Ph.D., the Company’s Chairman, Chief Executive Officer and co-founder. The Super-Voting Share entitles the holder thereof to cast on the Reverse Stock Split Proposal and any other voting proposal set forth in the Certificate of Designation of Series A Junior Preferred Stock (the “Certificate of Designation”), a number of votes equal to the number of shares of Common Stock, outstanding on the record date for determining stockholders entitled to vote at the meeting at which the Reverse Stock Split Proposal is submitted, provided that the holder of the Super-Voting Share is required to cast all votes “for” the Reverse Stock Split Proposal if at least two-thirds (2/3) of the voting power of the Common Stock present and entitled to vote thereon approve the proposal, and “against” the Reverse Stock Split Proposal if less than two-thirds (2/3) of the voting power of the Common Stock present and entitled to vote thereon approve such proposal. Except as required by law or as otherwise provided in the Certificate of Designation, the Super-Voting Share does not entitle the holder to vote on any other matters. The Board thereafter set a new record date for the Reconvened Special Meeting. Only stockholders of record as of the close of business on January 12, 2026, are entitled to notice of and to vote at the Reconvened Special Meeting (the “new record date”).

As of the close of business on the new record date there were 64,040,396 shares of Common Stock outstanding and one Super-Voting Share (which generally entitles the holder thereof to cast 64,040,396 votes), meaning that the holders of outstanding stock entitling such holders to cast, in the aggregate, 64,040,397 votes at the Reconvened Special Meeting must be present, in person or by proxy, at such meeting to establish a quorum.

The Board continues unanimously to recommend, on behalf of BioAtla, that you vote: “FOR” the approval of the Reverse Stock Split Proposal.

Your vote is important regardless of the number of shares of BioAtla capital stock that you own. Although the issuance of the Super-Voting Share will likely result in at least two-thirds (2/3) of the outstanding voting power of BioAtla’s capital stock being cast on the Reverse Stock Split Proposal, because such stock must be voted to reflect the vote of the Common Stock (as described above), in order for the Reverse Stock Split Proposal to be approved, the holders of at least two-thirds (2/3) of the voting power of Common Stock present, in person or by proxy, at the Reconvened Special Meeting must vote “FOR” such proposal. Accordingly, you are requested to vote your shares of BioAtla capital stock by proxy promptly by either (a) using the toll-free number as described in the proxy card enclosed with this notice, (b) using the Internet as described in the proxy card enclosed with this notice, or (c) by completing, signing, and promptly mailing the proxy card in the postage-paid envelope provided, whether or not you plan to attend the Reconvened Special Meeting. Voting in any of these ways will not prevent you from voting your shares at the Reconvened Special Meeting if you subsequently choose to attend.

If you previously submitted a proxy for the special meeting of stockholders as originally convened on December 30, 2025, which proxy has not subsequently been revoked, and are a holder of record on the new record date, we intend to vote those proxies, covering all shares of our capital stock that you are entitled to vote as of the new record date, at the Reconvened Special Meeting as specifically instructed through your proxy or, if no direction was given, “FOR” the Reverse Stock Split Proposal.

If you are a stockholder of record as of the new record date, you may change your vote or revoke your proxy at any time before it is voted at the Reconvened Special Meeting by (i) signing another proxy card with a later date and returning it to us prior to the Reconvened Special Meeting; (ii) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy; (iii) delivering a written notice of revocation to BioAtla, Inc., Attn: Corporate Secretary, 11085 Torreyana Road, San Diego, California 92121, by 11:59 p.m. Pacific Time on January 25, 2026; or (iv) attending the Reconvened Special Meeting and voting thereat. Note that, because our stockholders have already approved the Stock Issuance Proposal and the Adjournment Proposal, you may not change your vote on those proposals, and the form of proxy card provided with this notice does not include authorization to vote on such proposals.

If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. We intend to ask your bank, broker or other nominee to vote your shares in accordance with any previously-delivered voting instruction form, but we cannot guarantee that your bank, broker or other nominee will vote your shares with respect to the Reverse Stock Split Proposal if you do not submit a new voting instruction form for the Reconvened Special Meeting. You should contact your bank, broker or other nominee to determine whether your bank, broker or other nominee will vote your shares at the Reconvened Special Meeting as previously directed with respect to the originally convened special meeting, for directions as to how to change or revoke any prior voting instructions, and for any requirement to obtain a “legal proxy”, which is necessary for a beneficial owner to vote at the Reconvened Special Meeting. As an alternative to contacting your bank, broker or other nominee to coordinate, or ask questions regarding, the voting of your shares, you may contact Alliance Advisors, LLC at 1-855-206-1653 between the hours of 9:00 AM -10:00 PM Eastern Time, Monday through Friday.

If you are a stockholder of record on the new record date, in order to attend the Reconvened Special Meeting, you must register at http://viewproxy.com/BCAB/2025/htype.asp by 11:59 p.m. Eastern Time on January 25, 2026. On the day of the Reconvened Special Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you receive via email in your registration confirmation. If you previously so registered for the originally convened special meeting, you must register again for the Reconvened Special Meeting.

Thank you for your continued support.

Sincerely,

/s/ Jay M. Short
Jay M. Short, Ph.D.
Co-founder, Chief Executive Officer and
Chairman of the Board of Directors

Dated: January 12, 2026

ANNEX A

PROXY CARD

PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/BCAB Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote NAME & ADDRESS HERE your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. Scan QR Code for Digital Voting As a stockholder of BioAtla, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes CONTROL NUMBER submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EST on January 25, 2026. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. BIOATLA, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE RECONVENED ON JANUARY 26, 2026 AT 8:30 A.M. PST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BIOATLA, INC. The stockholder(s) hereby appoint(s) Jay M. Short, Ph.D. and Richard A. Waldron, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BioAtla, Inc. that the stockholder(s) is/are entitled to vote at the Reconvened Special Meeting of Stockholders to be held at 8:30 a.m. PST on January 26, 2026, and any adjournment or postponement thereof. The Reconvened Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/BCAB/2025/htype.asp by 11:59 p.m. EST on January 25, 2026. On the day of the Reconvened Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Reconvened Special Meeting of Stockholders are contained in the “Notice of Special Meeting To Be Reconvened on January 26, 2026” sent to stockholders of record as of the close of business on January 12, 2026. If you previously submitted a proxy for the special meeting of stockholders as originally convened on December 30, 2025, which proxy has not subsequently been revoked, and are a holder of record on the new record date, the proxy holders intend to vote those proxies, covering all shares of capital stock that you are entitled to vote as of the new record date, at the Reconvened Special Meeting as specifically instructed through your proxy or, if no direction was given, “FOR” the Reverse Stock Split Proposal. NAME & ADDRESS HERE Signature ____________________________________________________ BARCODE HERE Date ________________________________________________________ Title__________________________________________________________ CONTROL NUMBER Signature (Joint Owners) ______________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should Address Change: each sign personally. If a corporation, limited liability company, or partnership, please sign (If you noted any Address Changes above, in full corporate, limited liability company, or partnership name by authorized officer or person. please mark box.)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on JANUARY 26, 2026: The Proxy Statement is available at: https://web.viewproxy.com/BCAB PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted in accordance with the Board of Directors’ recommendations. The Board of Directors recommends a vote “FOR” Proposal 1. Please mark your votes like this 1. To consider and vote upon a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) to, at the discretion of our board of directors (the “Board”), effect a reverse stock split with respect to our issued and outstanding common stock, par value $0.0001 per share, at any time prior to June 30, 2026, at a ratio of 1-for-5 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of our Board without further approval or authorization of our stockholders. FOR AGAINST ABSTAIN